SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 April 19, 2001


                            Landmark Bancshares, Inc.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



               Kansas                       0-23164               48-1142260
     ----------------------------        ---------------     -------------------
     (State or other jurisdiction        (SEC File No.)      (IRS Employer
           of incorporation)                                  Identification
                                                                  Number)


        Central & Spruce Streets, Dodge City, Kansas        67801
        --------------------------------------------        ------
        (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (620) 227-8111
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events
---------------------

         A copy of a press release issued April 19, 2001 by the Registrant is attached hereto as Exhibit 99 and is incorporated by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

Exhibit 99 -- Press Release,  dated April 19, 2001,  concerning Merger Agreement
----------
dated as of April 19, 2001 with MNB Bancshares, Inc.

Exhibit 99.1 -- Agreement and Plan of Merger between  Landmark Bancshares, Inc.,
------------
MNB  Bancshares,  Inc., and Landmark Merger Company, dated as of April 19, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     Landmark Bancshares, Inc.


Date:    April 20, 2001              By:   /s/Larry Schugart
                                           -------------------------------------
                                           Larry Schugart
                                           President and Chief Executive Officer